UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09123

AMIDEX™ FUNDS, INC.

(Exact name of registrant as specified in charter)

 970 Rittenhouse Road      Eagleville      PA      19403

(Address of principal executive offices) (Zip code)

M3Sixty Administration, LLC
 4520 Main Street, Suite 1425
Kansas City, MO 64111

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-876-3566

Date of fiscal year end: 05/31/2017

Date of reporting period: 05/31/2017

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual Report to Shareholders for the period ended May 31, 2017 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1)is filed herewith.

ANNUAL REPORT

May 31, 2017

AMIDEX Funds, Inc.
c/o M3Sixty Administration, LLC
4300 Shawnee Mission Pkwy
Suite 100
Fairway, KS  66205

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Table of Contents

President’s Letter & Management’s Discussion of Fund Performance	1-2
Comparison of Investment	3
Information About Your Fund’s Expenses	4-5
Schedule of Investments	6-8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12-14
Notes to the Financial Statements	15-21
Report of Independent Registered Public Accounting Firm	22
Additional Information	23
Directors and Officers Information	24-25

AMIDEXTM Funds, Inc.	ANNUAL REPORT

President's Letter & Management's Discussion of Fund Performance

May 31, 2017

Dear AMIDEXTM Funds, Inc. Shareholder,

Enclosed please find the Annual Report for the AMIDEXTM Funds, Inc. for the fiscal year ended May 31, 2017.

During the last fiscal year we saw little change in Tel Aviv and a strong positive change to U.S. markets. During our 2016 annual AMIDEX35 Index revision, the performance of the U.S. markets further shifted the portfolio toward U.S. domiciled stocks. The Index is now comprised of 20 U.S. traded Israeli stocks and 15 Tel Aviv traded stocks. The additions to the Index on the U.S. side were Wix.com and Orbotech, Ltd. There were no new additional companies on the Israeli side.

The Tel Aviv Stock Exchange experienced little change throughout the last fiscal year. The first quarter opened with uncertainty following rumors of a Brexit and its effects on European and U.S. markets. A strong Shekel and slowness in China were to blame for continued weak exports excluding pharmaceuticals. Reports showed lower growth than expected by analysts for the period. Low oil prices were a main cause of the lower inflation rate. The quarter closed with stronger demand for new construction. The second fiscal quarter opened with slight improvement in GDP led by consumer goods sales figures. Weak global demand continued the decline in exports. During the following quarter, Israel's credit rating went up due to its improving debt to GDP ratio. In the fourth quarter the Tel Aviv Stock Exchange steadied as stock prices maintained reasonable relationship to company valuations. Stronger consumer confidence, expansion in the private sector and lower unemployment encouraged investors to return to stocks. Most analysts predict steady growth of GDP, estimated at 3% for the current year.

During the Fund's first fiscal quarter, U.S. markets focused on higher demand for consumer goods and strong car sales. The second quarter saw stronger macroeconomic figures including an increase in investments. Quarterly GDP was recorded at its highest level of the last two years and companies published strong financials. Despite some confusion regarding messages in the newly elected President's Twitter feed, markets overall responded positively to the election results. Investors saw the election as an opportunity for lower taxes and less regulation in the future, and therefore as positive for the markets. The third quarter saw positive market sentiment. Economic measures and the Fed both indicated rising interest rates and corporations showed higher profitability on investment dollars. During the last fiscal quarter, GDP was still growing but slower than analysts expected. The Federal Reserve continued to signal gradual rate increases and the markets generally ignored most domestic and foreign political risks and developments.

One of Israel’s greatest challenges is still the struggle to overcome the relentless stream of biased and negative media portrayals. Although political developments and news stories rarely have any long term effect on the performance of Israeli stocks, it remains difficult to motivate investors to look past perceptions and at reality. The Boycott, Divestment and Sanctions movement “BDS” continues to plague college campuses and it remains difficult to educate people about the incredible business successes of the Israeli people. Recent developments in the region have been exploited to promote ongoing campaigns aimed at delegitimizing Israel. Those of us who believe in Israel and its people, and who strive to invest in Israeli companies for mutual benefit, must be careful to refute these anti-Israeli messages and spread the word about Israel’s accomplishments, especially in technology and medicine. Although negative depictions of Israel in the press still plague us, we believe that the true story of Israel’s economic miracle will ultimately prevail.

Chaos in Syria and uncertainty as to Iran’s ambitions still dominate regional news, and there is still no clear indication of how or if the Trump administration will attempt to motivate regional leaders to renew peace overtures. We have been waiting for decades for a true partner for peace to emerge, and there remains no indication that a breakthrough is on the horizon. In the meantime, we place our faith in Israel’s ingenuity and ability to continuously excel under less than ideal conditions in a very tough neighborhood.

We remain convinced that over the long term, Israeli entrepreneurialism coupled with Israel’s legendary investments in research and development, will lead to opportunities for portfolio growth. We intend to stay the course and to continue to place our faith in the people and companies of Israel.

For the year ended May 31, 2017, the AMIDEX35TM Israel Mutual Fund Class No-Load, Class A and Class C returned 5.12%, 5.04%* and 4.33%*, respectively. For the same period, the S&P 500 Total Return Index returned 17.47%. For the ten year period ended May 31, 2017, the AMIDEX35TM Israel Mutual Fund Class No-Load had an annualized return of -0.67%. For the same period, the S&P 500 Index rose 6.93%. For the ten year period ended May 31, 2017, the AMIDEX35TM Israel Mutual Fund Class A had an annualized return -0.75%*. For the ten year period ended May 31, 2017, the AMIDEX35TM Israel Mutual Fund Class C had an annualized return of -1.49%.

*
The returns stated above do not take into consideration transaction charges such as sales loads, redemption fees or CDSC fees. If these fees were taken into consideration, the one year and ten year returns for the AMIDEX35TM Israel Mutual Fund Class A shares would be -0.73% and -1.31%, respectively, and the one year returns for the AMIDEX35TM Israel Mutual Fund Class C shares would be 3.29%. There is a maximum sales load of 5.50% on certain Class A subscriptions. A 1% contingent deferred sales charge “CDSC fee” is imposed on redemptions of Class C shares made within thirteen months of purchase. The Fund imposes a 2% redemption fee on AMIDEX35TM Israel Mutual Fund No-Load Class shares redeemed within one year of purchase. See Total Return Table on the following pages for additional return information.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

President's Letter & Management's Discussion of Fund Performance (continued)

Portfolio Summary - The AMIDEX35TM Index tracks the largest Israeli companies traded either in Tel Aviv or New York, providing for the first time an accurate benchmark for Israel's equity universe. The AMIDEX35TM Israel Mutual Fund’s total industry holdings as of May 31, 2017 were as follows:

Israeli traded
Banks	14.14%
Real Estate	7.26%
Oil & Gas	4.83%
Food	3.93%
Chemicals	3.30%
Telecommunications	2.87%

U.S. traded
Computers	18.73%
Pharmaceuticals	15.51%
Auto Parts & Equipment	7.84%
Semiconductors	3.29%
Software	2.93%
Aerospace & Defense	2.82%
Internet	2.82%
Telecommunications	2.75%
Healthcare - Products	1.89%
Electric	1.84%
Building Materials	1.36%
Electronics	1.18%

Portfolio holdings are subject to change. Percentages are based on net assets of the Fund at May 31, 2017.

Our primary investment strategies and objectives remain unchanged. Our Fund is based on an index, and there has been no change in the underlying index or portfolios, other than routine maintenance as outlined in the prospectus.

We continue to believe in the merits of investing in our AMIDEX35TM Israel Mutual Fund and, and we remain committed to the index methodology as the best method of holding portfolios of stocks in our specialty niche. We encourage our investors to remain focused on the long-term prospects for the Fund, and to persevere through the uncertainties that still lie ahead.

Let's hope that the future brings comfort to those who are suffering, calm to regions too long plagued by violence, and security, both physical and economic, to all Americans.

Best regards,

Cliff Goldstein
President, AMIDEXTM Funds, Inc.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.

The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. An investor's return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Current performance may be lower or higher than the performance data quoted. See Total Return Table on the following pages for additional return information.

Please call 215-830-8712 or visit the Funds’ website http://www.amidex.com/fund.htm for current performance data. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

The AMIDEX35™ Index is a market capitalization weighted index, consisting of the thirty-five highest capitalized Israeli companies publicly traded on the TASE, NASDAQ, or NYSE. The AMIDEX35™ Index is not an investment product available for purchase.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

COMPARISON OF A $10,000 INVESTMENT IN THE AMIDEX35TM ISRAEL MUTUAL
 FUND VERSUS THE MSCI WORLD INDEX AND THE S&P 500 TOTAL RETURN INDEX
 (Unaudited)

Average Annual Total Return (Unaudited)

		Ten Years ended May 31, 2017	Five Years ended May 31, 2017	One Year Ended May 31, 2017
No Load Class		(0.67)%	4.52%	5.12%
Class A	With sales charge	(1.31)%	3.30%	(0.73)%
	Without sales charge	(0.75)%	4.48%	5.04%
Class C	With contingent deferred sales charge	(1.49)%	3.70%	3.29%
	Without contingent deferred sales charge	(1.49)%	3.70%	4.33%
MSCI World Index		4.48%	13.07%	17.10%
S&P 500 Total Return		6.93%	15.41%	17.47%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the AMIDEX35™ Israel Mutual Fund versus the MSCI World Index and the S&P 500 Total Return Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

Due to the bi-national, multi-sector and market capitalization range of the Fund, there aren’t adequate publically published benchmarks for comparison. As with any fund, save an index fund, that commonly compares its performance to the MSCI World Index and the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; there may be little or no congruence between these indices and the AMIDEX35™ Israel Mutual Fund, which will not invest in certain securities comprising these indices.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Information About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (December 1, 2016) and held for the entire period of 12/01/16 through 05/31/17. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 12/01/16). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2017

Actual Fund Return (in parentheses)	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Expenses Paid During Period*
Amidex35TM Israel Mutual Fund No-Load Class (+10.45%)	$1,000.00	$1,104.50	$23.24
Amidex35TM Israel Mutual Fund Class A (+10.40%)	1,000.00	1,104.00	23.24
Amidex35TM Israel Mutual Fund Class C (+10.01%)	1,000.00	1,100.10	27.12

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Information About Your Fund’s Expenses (Unaudited) (continued)

Hypothetical 5% Fund Return	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Expenses Paid During Period*
Amidex35TM Israel Mutual Fund No-Load Class	$1,000.00	$1,002.84	$22.12
Amidex35TM Israel Mutual Fund Class A	1,000.00	1,002.84	22.12
Amidex35TM Israel Mutual Fund Class C	1,000.00	999.10	25.82

*
Expenses are equal to the Funds’ annualized expense ratios of 4.43%, 4.43% and 5.18% for the Amidex35TM Israel Mutual Fund No-Load Class, Class A and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Total Fund operating expense ratios as stated in the current Fund prospectus dated September 28, 2016 were as follows:
AMIDEX35TM Israel Mutual Fund Class No-Load	3.71%
AMIDEX35TM Israel Mutual Fund Class A	3.71%
AMIDEX35TM Israel Mutual Fund Class C	4.46%

Total Gross Operating Expenses (Annualized) for the year ended May 31, 2017 were 4.34% for the AMIDEX35TM Israel Mutual Fund Class No-Load shares, 4.34% for the AMIDEX35TM Israel Mutual Fund Class A shares and 5.09% for the AMIDEX35TM Israel Mutual Fund Class C shares. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for expense related disclosures during the year ended May 31, 2017.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-888-876-3566. Please read it carefully before you invest or send money.

AMIDEX FUNDS, INC.
AMIDEX35TM ISRAEL MUTUAL FUND
SCHEDULE OF INVESTMENTS
May 31, 2017	ANNUAL REPORT

ISRAEL - 36.33%	Shares	Fair Value

COMMON STOCK - 36.33%

Banks - 14.14%
Bank Hapoalim BM	60,428	$402,489
Bank Leumi Le-Israel *	72,116	352,819
First International Bank of Israel Ltd.	7,700	135,264
Israel Discount Bank Ltd. - Class A *	71,810	186,695
Mizrahi Tefahot Bank Ltd.	11,615	206,926
		1,284,193
Chemicals - 3.30%
Israel Chemicals Ltd.	70,635	299,284

Food - 3.93%
Frutarom Industries Ltd.	3,600	234,089
Strauss Group Ltd.	6,700	122,240
		356,329
Oil & Gas - 4.83%
Delek Group Ltd.	764	186,241
Israel Corp Ltd. *	708	132,133
Paz Oil Co. Ltd.	700	120,298
		438,672
Real Estate - 7.26%
Azrieli Group Ltd.	6,500	349,401
Gazit-Globe Ltd.	15,300	149,231
Melisron Ltd.	3,100	160,946
		659,578
Telecommunications - 2.87%
Bezeq Israeli Telecommunication Corp. Ltd.	150,390	260,959

TOTAL COMMON STOCK - ISRAEL (Cost $2,423,387)		3,299,015

TOTAL ISRAEL (Cost $2,423,387)		3,299,015

UNITED STATES - 63.89%

COMMON STOCK - 62.96%

Aerospace & Defense - 2.82%
Elbit Systems Ltd.	2,098	256,333

AMIDEX FUNDS, INC.
AMIDEX35TM ISRAEL MUTUAL FUND
SCHEDULE OF INVESTMENTS
May 31, 2017	ANNUAL REPORT

UNITED STATES - 63.89% (continued)	Shares	Fair Value

COMMON STOCK - 62.96% (continued)

Auto Parts & Equipment - 7.84%
Mobileye NV *	11,500	$711,850

Building Materials - 1.36%
Caesarstone Ltd. *	3,300	123,915

Computers - 18.73%
Amdocs Ltd.	7,403	479,566
Check Point Software Technologies Ltd. *	8,195	918,250
Electronics For Imaging, Inc. *	3,000	142,260
VeriFone Systems, Inc. *	8,800	160,952
		1,701,028
Electric - 1.84%
Ormat Technologies, Inc.	2,800	166,656

Electronics - 1.18%
Orbotech, Ltd. *	3,000	107,040

Healthcare - Products - 1.89%
OPKO Health, Inc. *	28,000	171,920

Internet - 2.82%
Imperva, Inc. *	2,200	108,680
Wix.com, Ltd. *	2,000	147,400
		256,080
Pharmaceuticals - 15.51%
Perrigo Co. PLC	7,800	568,230
Taro Pharmaceutical Industries Ltd. *	2,600	277,186
Teva Pharmaceutical Industries Ltd. - ADR	20,216	563,218
		1,408,634
Semiconductors - 3.29%
Mellanox Technologies Ltd. *	3,300	156,750
Tower Semiconductor Ltd. *	5,600	142,016
		298,766
Software - 2.93%
CyberArk Software Ltd. *	2,300	112,723
Verint Systems, Inc. *	3,721	152,933
		265,656
Telecommunications - 2.75%
Nice Ltd. - ADR	3,200	249,312

TOTAL COMMON STOCK - UNITED STATES (Cost $4,673,796)		5,717,190

AMIDEX FUNDS, INC.
AMIDEX35TM ISRAEL MUTUAL FUND
SCHEDULE OF INVESTMENTS
May 31, 2017	ANNUAL REPORT

UNITED STATES - 63.89% (continued)	Shares	Fair Value

SHORT-TERM INVESTMENTS - 0.93%
Fidelity Investments Money Market Funds - Government Portfolio, 0.59% **	84,438	$84,438
TOTAL SHORT-TERM INVESTMENTS (Cost $84,438)		84,438

TOTAL UNITED STATES (Cost $4,758,234)		5,801,628

TOTAL INVESTMENTS (Cost $7,181,621) – 100.24%		$9,100,643
LIABIITIES IN EXCESS OF OTHER ASSETS, NET - (0.22)%		(19,661)
NET ASSETS - 100%		$9,080,982

*	Non-income producing security.
**	Rate shown represents the 7-day yield at May 31, 2017, is subject to change and resets daily.
ADR - American Depository Receipt.
BM - Beeravon Mugbal (Limited).
NV - Naamloze Vennootschap (Dutch: Limited Liability Company).
PLC - Public Limited Company.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2017

AMIDEX35TM Israel Mutual Fund
Assets:
Investments, at fair value (identified cost $7,181,621)	$9,100,643
Receivables:
Interest	13
Dividends	9,485
Fund shares sold	945
Prepaid expenses	32,417
Total assets	9,143,503

Liabilities:
Payables:
Fund shares redeemed	697
Investment advisory and administrative fees	13,516
Distribution fees	10,546
Fund accounting and transfer agency fees	8,712
Director fees	667
Other liabilities and accrued expenses	28,383
Total liabilities	62,521
Net Assets	$9,080,982

Sources of Net Assets:
Common stock	$70
Additional paid-in capital	7,855,866
Accumulated net investment loss	(135,086)
Accumulated net realized loss on investments	(559,020)
Net unrealized appreciation on investments and foreign currency transactions	1,919,152

Total Net Assets (702,169 shares outstanding; 500,000,000 shares of $0.0001 par value authorized for the Fund)	$9,080,982

No-Load Class Shares:
Net assets applicable to 532,367 shares outstanding	$7,535,894
Net Asset Value and Offering Price Per Share (1)	$14.16

Minimum Redemption Price Per Share No-load class	$13.88

Class A Shares:
Net assets applicable to 82,281 shares outstanding	$891,358
Net Asset Value and Redemption Price Per Share	$10.83

Maximum Offering Price Per Share (2)	$11.46

Class C Shares:
Net assets applicable to 87,521 shares outstanding	$653,730
Net Asset Value and Offering Price Per Share	$7.47

Minimum Redemption Price Per Share (3)	$7.40

(1)	A redemption fee of 2.00% is imposed on redemptions occurring within 365 days of purchase.
(2)	A maximum sales charge of 5.50% is imposed on Class A shares.
(3)	A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions made within thirteen months following such investments.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
STATEMENT OF OPERATIONS

AMIDEX35TM Israel Mutual Fund

For the Year Ended May 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $26,694)	$101,330
Interest	310
Total investment income	101,640

Expenses:
Investment advisory fees	74,192
Distribution (12b-1) fees - No-load Class	19,000
Distribution (12b-1) fees - Class A	2,301
Distribution (12b-1) fees - Class C	7,539
Fund accounting and transfer agent fees	116,850
Registration fees	35,201
Audit fees	20,500
Miscellaneous	20,250
Out of pocket expenses	19,889
Custody fees (a)	19,357
Legal fees	19,100
Networking fees	17,682
Insurance fees	16,179
Administrative fees	9,274
Pricing fees	6,816
Director fees	4,000
Total expenses	408,130

Net investment loss	(306,490)

Realized and unrealized gain on investments and foreign currency transactions:
Net realized gain on investments and foreign currency transactions	609,901
Net change in unrealized appreciation on investments and foreign currency transactions	114,194
Net realized and unrealized gain on investments and foreign currency transactions	724,095

Net increase in net assets resulting from operations	$417,605

(a)	Includes interest credits of $43.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	AMIDEX35TM Israel Mutual Fund

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(306,490)	$(301,329)
Net realized gain on investments and foreign currency transactions	609,901	1,207,598
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	114,194	(2,969,860)
Net increase (decrease) in net assets resulting from operations	417,605	(2,063,591)

Capital share transactions (Note 2):
Decrease in net assets from capital share transactions	(1,264,892)	(2,136,115)

Total decrease in net assets	(847,287)	(4,199,706)

Net Assets:
Beginning of year	9,928,269	14,127,975

End of year	$9,080,982	$9,928,269
Accumulated net investment loss	$(135,086)	$(140,339)

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout each Fiscal Year

	AMIDEXTM Israel Mutual Fund
	No-Load Class

	For the Years Ended
	May 31,		May 31,	May 31,		May 31,		May 31,
	2017		2016	2015		2014		2013

Net Asset Value, Beginning of Year	$13.47		$16.00	$14.99		$12.87		$11.35
Income (loss) from investment operations:
Net investment loss (a)	(0.44)		(0.37)	(0.31)		(0.17)		(0.20)
Net realized and unrealized gain (loss) on investments	1.13		(2.17)	1.32		2.29		1.72
Total from investment operations	0.69		(2.54)	1.01		2.12		1.52

Paid in capital from redemption fees	-	(c)	0.01	-	(c)	-	(c)	- (c)

Net Asset Value, End of Year	$14.16		$13.47	$16.00		$14.99		$12.87

Total Return (b)	5.12%		(15.81)%	6.74%		16.47%		13.39%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$7,536		$8,022	$11,578		$11,530		$10,415
Ratio of expenses to average net assets:	4.34%		3.71%	3.38%		3.37%		3.47%
Ratio of net investment loss to average net assets:	(3.24)%		(2.49)%	(2.05)%		(1.21)%		(1.63)%
Portfolio turnover rate	4.54%		11.01%	5.21%		12.22%		7.98%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	Redemption fees per share were less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout each Fiscal Year

	AMIDEXTM Israel Mutual Fund
	Class A

	For the Years Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013

Net Asset Value, Beginning of Year	$10.31	$12.25	$11.48	$9.86	$8.70
Income (loss) from investment operations:
Net investment loss (a)	(0.34)	(0.27)	(0.24)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments	0.86	(1.67)	1.01	1.75	1.32
Total from investment operations	0.52	(1.94)	0.77	1.62	1.16

Net Asset Value, End of Year	$10.83	$10.31	$12.25	$11.48	$9.86

Total Return (b)	5.04%	(15.84)%	6.71%	16.43%	13.33%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$891	$1,005	$1,331	$1,323	$1,158
Ratio of expenses to average net assets:	4.34%	3.71%	3.38%	3.37%	3.47%
Ratio of net investment loss to average net assets:	(3.24)%	(2.49)%	(2.05)%	(1.21)%	(1.63)%
Portfolio turnover rate	4.54%	11.01%	5.21%	12.22%	7.98%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout each Fiscal Year

	AMIDEXTM Israel Mutual Fund
	Class C

	For the Years Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013

Net Asset Value, Beginning of Year	$7.16	$8.58	$8.10	$7.01	$6.23
Income (loss) from investment operations:
Net investment loss (a)	(0.30)	(0.25)	(0.23)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investments	0.61	(1.17)	0.71	1.24	0.94
Total from investment operations	0.31	(1.42)	0.48	1.09	0.78

Net Asset Value, End of Year	$7.47	$7.16	$8.58	$8.10	$7.01

Total Return (b)	4.33%	(16.55)%	5.93%	15.55%	12.52%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$654	$901	$1,219	$1,068	$993
Ratio of expenses to average net assets:	5.09%	4.46%	4.13%	4.12%	4.22%
Ratio of net investment loss to average net assets:	(3.99)%	(3.24)%	(2.80)%	(1.96)%	(2.38)%
Portfolio turnover rate	4.54%	11.01%	5.21%	12.22%	7.98%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AMIDEXTM Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on April 27, 1999, and currently consists of one active portfolio, the AMIDEX35TM Israel Mutual Fund (the “Fund”). The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies. The Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund was registered to offer four classes of shares, Class A, Class B, Class C and No-load class, with only the Class A, Class C and No-load shares currently being offered in the AMIDEX35TM Israel Mutual Fund. Each class differs as to sales and redemption charges, minimum investment amounts and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on their relative net assets. The Fund’s investment objective is long term growth of capital. The Fund became effective with the SEC on April 27, 1999 and commenced operations on June 8, 1999. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a) Investment Valuation - A portfolio security listed or traded on an exchange in domestic or international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the Fund values assets. Securities traded on more than one market are valued using the market identified as primary based on trading volume and activity. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. If there are no sales that day, such securities will be valued at the last bid price, if available. Other over-the-counter securities are valued at the last sale price, if published, or the last bid price, if available. Lacking any sales on the principal exchange that day, the security is valued at the last reported bid, if available and would be categorized as level 2. Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost which approximates fair value and would be categorized as level 2. Money market funds are valued at their asset value of $1.00 per share and are categorized as level 1. If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the Fund’s valuation policies is not reliable, the Fund values the assets at fair value using procedures established by the Board of Directors. The Board members have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the Fund’s net asset values, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor. As of and during the year ended May 31, 2017, no securities were valued as determined by the Board of Directors.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1	-	Quoted prices in active markets for identical securities.
Level 2	-	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used, as of May 31, 2017, in valuing the Fund’s investments carried at fair value:

Security Classification (a)
Level 1
Common Stock - Israel (b)	$3,299,015
Common Stock - United States (b)	5,717,190
Short-Term Investments	84,438
Total Level 1	$9,100,643

Level 2	$-

Level 3	$-

Total Investments	$9,100,643

(a)
As of and during the year ended May 31, 2017, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

The Fund recognizes transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of May 31, 2017, from the valuation input levels used on May 31, 2016.

b) Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with sub-chapter M of the Internal Revenue Code applicable to regulated investment companies and intends to comply in the future and to distribute all of its net investment income and realized capital gains to its shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and Maryland. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended May 31, 2017, the Fund did not incur any interest or penalties.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gain.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Redemption Fees and Sales Charges (loads) - Shareholders of the No-load shares that redeem shares within 365 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Fund. A maximum sales charge of 5.50% is imposed on Class A shares. Shareholders of the Class C shares are imposed a contingent deferred sales charge (“CDSC”) of 1.00% in the event of certain redemption transactions within thirteen months following such investments. The CDSC is paid directly to the Adviser to reimburse expenses incurred in providing distribution-related services to the Fund. For the year ended May 31, 2017, there were redemption fees of $563 paid to the Fund and CDSC fees of $259 paid to the Adviser.

g) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Fund for the year ended May 31, 2017 were as follows:

	No-Load
	Shares	Amount
Sold	20,653	$275,486
Redeemed	(83,598)	(1,121,104)
Net Decrease	(62,945)	$(845,618)

	Class A
	Shares	Amount
Sold	2,228	$22,801
Redeemed	(17,414)	(175,726)
Net Decrease	(15,186)	$(152,925)

	Class C
	Shares	Amount
Sold	803	$5,740
Redeemed	(39,090)	(272,089)
Net Decrease	(38,287)	$(266,349)

Transactions in shares of capital stock for the Fund for the year ended May 31, 2016 were as follows:

	No-Load
	Shares	Amount
Sold	37,192	$542,067
Redeemed	(165,423)	(2,431,611)
Net Decrease	(128,231)	$(1,889,544)

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2017

2.	CAPITAL SHARE TRANSACTIONS (continued)

	Class A
	Shares	Amount
Sold	6,722	$76,660
Redeemed	(17,860)	(192,740)
Net Decrease	(11,138)	$(116,080)

	Class C
	Shares	Amount
Sold	8,275	$64,763
Redeemed	(24,616)	(195,254)
Net Decrease	(16,341)	$(130,491)

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2017, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 417,279	$ 1,815,651

There were no government securities purchased or sold during the year.

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Effective October 1, 2003, the Fund has entered into an Advisory Agreement with Index Investments, LLC (“II” or “Adviser”) to provide investment management services to the Fund. II furnishes, at its own expense, office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund. Pursuant to the Advisory Agreement, II is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s daily net assets. For the year ended May 31, 2017, the Fund incurred $74,192 of advisory fees, with $12,013 remaining payable at May 31, 2017.

Effective October 1, 2003, the Fund has entered into an Administrative Services Agreement (“ASA”) with II to provide administrative services to the Fund. Pursuant to the ASA, II is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.10% as applied to the Fund’s daily net assets. For the year ended May 31, 2017, the Fund incurred $9,274 of administrative fees, with $1,503 remaining payable at May 31, 2017.

One director of the Fund is also an Officer of II.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and record keeping services. For its services, M3Sixty received $10,250 per month. Effective February 1, 2017, pursuant to an amended ICSA, the fees paid to M3Sixty were changed to $8,712.50 per month. For the year ended May 31, 2017, M3Sixty earned $116,850 with $8,712 remaining payable at May 31, 2017 from the Fund.

Certain Officers of the Fund are also employees and officers of Matrix.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2017

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Fund and II entered into a Distribution Agreement with Matrix Capital Group, Inc. (“Matrix”). Pursuant to the Distribution Agreement, Matrix provided distribution services to the Fund. Matrix served as underwriter/distributor of the Fund. Pursuant to the Distribution Agreement, Matrix received $9,600 per year from the Fund. Matrix also received commissions from the sale of Class A Fund shares for which they were the broker of record. The allocated distribution fees are reduced by the amount of commissions received and the remainder is paid from the accruals pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective February 1, 2017, the Fund and II entered into a new Distribution Agreement (“New Agreement”) with Matrix 360 Distributors, LLC (“M360D”) to replace Matrix as underwriter/distributor of the Fund. Pursuant to the New Agreement, M360D receives the same fee schedule previously paid to Matrix. For the period from June 1, 2016 through January 31, 2017, Matrix received net distribution fees of $6,340 from the Fund. For the period from February 1, 2017 through May 31, 2017, M360D received net distribution fees of $3,153 from the Fund. For the period from June 1, 2016 through January 31, 2017, Matrix received commissions from the sale of Fund shares of $60 from the Class A shares. For the period from February 1, 2017 through May 31, 2017, M360D received commissions from the sale of Fund shares of $47 from the Class A shares.

A separate plan of distribution has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares. With respect to Class A and the No-load class of shares, the plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% annually of the Fund’s average net assets attributable to each class of shares, respectively, and up to 1.00% annually of the Fund’s average net assets attributable to Class C shares to persons or institutions for performing certain servicing functions for the Fund’s shareholders. The distribution plan is a compensation plan, which also allows the Fund to pay or reimburse expenditures in connection with sales, and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders.

The distribution plans for the shares in the Class A, the No-load class and Class C shares took effect November 19, 1999, June 8, 1999 and May 19, 2000, respectively. For the year ended May 31, 2017, the Fund incurred $28,840 in 12b-1 fees with $10,546 remaining payable at May 31, 2017.

5. TAX MATTERS

There were no distributions paid during the year ended May 31, 2017 or the fiscal year ended May 31, 2016.

For U.S. Federal income tax purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments at May 31, 2017 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$ 7,295,778	$ 3,010,753	$ (1,205,888)	$ 1,804,865

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales for the Fund.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of May 31, 2017, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$1,804,995
Capital Loss Carryforwards	(444,863)
Post-October Losses	(2,926)
Post-December Ordinary Losses	(132,160)
Total Distributable Earnings, Net	$1,225,046

The amounts shown above differ from corresponding figures reported in the statement of assets and liabilities because of temporary book/tax differences due to the tax deferral of wash sale losses, and post-October and post-December losses.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2017

5.	TAX MATTERS (continued)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of May 31, 2017, the Fund elected to defer net capital losses as indicated in the charts below.

Post-October Losses	Post-December Losses
Deferred	Deferred
$ 2,926	$ 132,160

As of May 31, 2017, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Expiring in: 2018	$(393,230)
2019	(51,633)
$(444,863)

At May 31, 2017, the Fund had available for federal income tax purposes unused capital loss carryforwards of $444,863, which are available for offset against future capital gains, the use of a portion of which is limited by IRS regulations. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Capital loss carryforwards in the amount of $602,329 were utilized during the year ended May 31, 2017. Capital loss carryforwards in the amount of $615,512 expired during the year ended May 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses.

6.	RECLASS OF CAPITAL ACCOUNTS

In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present accumulated undistributed net investment income (loss) and accumulated realized gains/(losses) on a tax basis which is considered to be more informative to the shareholder. They are mainly due to the reclassification of net operating loss and expiration of capital loss carryforwards to paid-in capital. As of May 31, 2017, the Fund recorded reclassifications to increase (decrease) the capital accounts as follows:

Net Investment Loss	Paid-in Capital	Accumulated Capital Losses
$311,743	$(938,202)	$626,459

7.	CONCENTRATION OF RISK

The Fund invests a majority of its assets in common stocks of Israeli companies. Investing in companies from one geographic region may pose additional risks inherent to a region’s economical and political situation.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2017, Merrill Lynch Pierce, Fenner & Smith, Inc. held 30.45% of the Fund’s Class C shares in omnibus accounts for the sole benefit of their customers.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2017

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
AMIDEXTM Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMIDEXTM Funds, Inc., comprising AMIDEX35TM Israel Mutual Fund (the “Fund”), as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMIDEX35TM Israel Mutual Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 28, 2017

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Additional Information (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-876-3566; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-888-876-3566; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund did not pay any distributions during the year ended May 31, 2017.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2018 to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their own tax advisors.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Additional Information (Unaudited)

DIRECTORS AND OFFICERS INFORMATION (Unaudited)

Management Information—Following are the Directors and Officers of the Company, their age and address, their present position with the Company or the Portfolios, and their principal occupation during the past five years. In case a vacancy or an anticipated vacancy on the Board of Directors shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, subject to certain restrictions under the 1940 Act. Those Directors and Officers, who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Company or the Adviser, are indicated in the table. The Company’s Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-888-876-3566.

Name, Address and Age[1]	Position(s) Held with The Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[3]	Other Directorships Held by Director[4]
NON-INTERESTED DIRECTORS
Eli Gabay, Esq. Age 57	Director	October 2003	Attorney, Solomon Sherman & Gabay, Philadelphia, PA	1	None
Erica Levi Age 38	Director	October 2003	Associate Director of Communication, Pennoni Honors College, Drexel University	1	None
INTERESTED DIRECTORS AND OFFICERS
Clifford A. Goldstein[5] Age 58	President, Chief Compliance Officer and Director	1999	President, Index Investments, LLC, November 2002 to present; President, TransNations Investments, LLC, Executive Consultant and Attorney with The Chartwell Law Offices since 2002.	1	None
Larry E. Beaver, Jr.[6] 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 48	Chief Accounting Officer	May 2003	Director of Fund Accounting and Administration, M3Sixty Administration, LLC, February 2005 to present.	N/A	N/A

[1]	Each Director may be contacted by writing to the Director, c/o AMIDEXTM Funds, Inc., 970 Rittenhouse Road, Eagleville, PA 19403.
[2]
Each Director holds office until he resigns, is removed or dies. The President and Chief Accounting Officer shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

[3]	The Fund Complex consists of the Company. The Company has one portfolio, the AMIDEX35 TM Israel Mutual Fund.
[4]
Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

[5]	Indicates an "interested person" as defined in the Investment Company Act of 1940.
[6]
The Company entered into an agreement related to its Distribution Plan with Matrix 360 Distributors, LLC, an affiliate of M3Sixty Administration, LLC. Larry E. Beaver, Jr. is Director of Fund Accounting and Administration at M3Sixty Administration, LLC.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Additional Information (Unaudited)

DIRECTORS AND OFFICERS INFORMATION (Unaudited)

Remuneration Paid to Directors and Officers—Officers of the Company and Directors who are "interested persons" of the Company or the Adviser will receive no salary or fees from the Company. Each Director who is not an "interested person" receives a fee of $500 per meeting attended. The Company reimburses each Director and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Director[1]	Aggregate Compensation From the Company[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Company Paid to Directors[2]
Independent Directors
Eli Gabay, Esq.	$2,000	None	None	$2,000
Erica Levi	$2,000	None	None	$2,000
Interested Officers
Clifford A. Goldstein	None	Not Applicable	Not Applicable	None
Larry E. Beaver, Jr.	None	Not Applicable	Not Applicable	None

[1]	Each of the Directors and Officers serves as a Director or Officer to the one portfolio of the Company.

[2]	Figures are for year ended May 31, 2017.

FOR MORE INFORMATION

Visit Our Website:
www.amidex.com

Email:
info@amidex.com

Call Us Toll Free:
1-888-876 3566

ITEM 2.	CODE OF ETHICS.

a.
The registrant has, as of the end of the period covered by this report, adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b.	During the period covered by this report, there were no amendments to any provision of the Code of Ethics
c.	During the period covered by this report, there were no waivers or implicit waivers of a provision of the Code of Ethics.
d.	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a. Audit Fees
The aggregate fees billed for each of the last two fiscal years for professional services rendered by a principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory filings or engagements for those fiscal years were $16,000 for 2017 and $16,000 for 2016.

b. Audit related fees
There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

c. Tax Fees
Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,750 for 2017 and $2,750 for 2016.

The fees were for preparation of IRS Form 1120-RIC and Form 8613 (excise tax) and Maryland PPT tax return. No tax services were provided to the registrant’s investment adviser.

d. All other fees
The aggregate fees billed in last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) were billings of $1,750 for 2017 and $1,700 for 2016 for the auditor’s consent and review of the semi-annual financial statement.

e (1) Audit Committee’s Pre-Approval Policies
Registrant has adopted an audit committee charter to provide the Audit Committee with guidance. The audit committee consists of two independent members of the board of directors. The charter calls for receipt and review of the principal accountant’s written statement concerning independence; dialogue concerning relationships or services to others (which involved all service providers including registrant’s custodian, investment adviser, transfer agent, fund accountants and administrator); and, prior to the board of directors selecting registrant’s auditor, review and assess services provided, fees charged and to be charged, and other relevant data. The audit committee charter contains, among other things, express provisions for selecting registrant’s auditor and for pre-approving all permitted non-audit services. With respect to auditor selection, the charter expressly states that the audit committee is to consider.

(a)	the audit scope and plan to assure completeness and effectiveness of resources;
(b)	the auditor’s formal written statement delineating relationship with registrant;
(c)	the auditor’s relationship or service to others, which may impact objectivity or independence;
(d)	rotations of audit partners; and
(e)	fees or other compensation paid to the auditor

e(2)	Percentage of services approved by the audit committee

	Registrant	Adviser
Audit related Fees	100%	not applicable
Tax fees	100%	not applicable
All other fees	100%	not applicable

f.	All work is performed by Cohen Fund Audit Services, Ltd.
g.
There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the adviser, that provides ongoing services to the registrant during the last two fiscal years.

h.	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 11.	CONTROLS AND PROCEDURES.

a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive Officers of the AMIDEX™ Funds is filed herewith.
(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AMIDEX™ Funds, Inc.

/s/ Clifford A. Goldstein
By Clifford A. Goldstein, President
Date: July 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the Following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Clifford A. Goldstein
By Clifford A. Goldstein, President
Date: July 31, 2017

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Chief Accounting Officer
Date: July 31, 2017